SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                             March 1, 2002
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                     EAGLE BUILDING TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)



                                  Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



        0-26322                                      88-0327648
- ------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)




          20283 State Road 7, Suite 213, Boca Raton, Florida 33498
          --------------------------------------------------------
                  (Address of Principal Executive Offices)



                              (561) 487-3600
                      -------------------------------



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ITEM 5. OTHER EVENTS and REGULATORY FD DISCLOSURE

     On March 1, 2002 Eagle Building Technologies, Inc. issued the press release set forth as exhibit to this Current Report and Form 8K

ITEM 7. Exhibits
        99.1    Press Release dated March 1, 2002




                                 SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE BUILDING TECHNOLOGIES, INC.


Dated: March 1, 2002           By:   /s/ Dan Curlee
                                      ---------------------------------
                                      Dan Curlee, Chief Operating Officer



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Exhibit 99.1

                                                                         3/1/02
                        EAGLE BUILDING TECHNOLOGIES, INC.
                                  PRESS RELEASE

         Eagle Building Technologies, Inc. ("EGBT") has consented to the entry of a preliminary injunction lawsuit brought against it by the Securities and Exchange Commission ("SEC") in the U.S. District Court for the District of Columbia. The Complaint alleges violations of certain provisions of the Securities Exchange Act of 1934 and certain rules and regulations thereunder, resulting from the company's annual and quarterly reports filed for the periods from December 31, 2000 to September 30, 2001 and certain press releases issued during the fall of 2001.

         On February 14, 2002 the SEC entered an order directing private investigation and designating officers to take testimony in connection with the company's foreign operations and certain post-September 11th security measures marketed by EGBT, including an airport security system, mail sterilization technology and money laundering detection software. The company has been cooperating with the SEC in its investigation.

         Effective February 27, 2002, EGBT's President, Chief Executive Officer, and Chairman of the Board of Directors, Anthony M. Damato, resigned his officer and board positions. In addition, on February 18, 2002, EGBT's outside auditors, Tanner & Co., withdrew their report on the December 31, 2000 financial statements and any assurances rendered associated with the financial statements filed in 2001 and 2001.

         EGBT has recently discovered that its earnings from operations in India for the years 2000-2001 were intentionally fabricated by Mr. Damato. Preliminary indications are that no earnings from such operations existed. In addition, it appears that certain press releases issued by EGBT in the fall of 2001 regarding post-September 11th security measures marketed by EGBT may have been false and misleading. "The company is taking appropriate steps to address these issues and will take whatever future action is necessary based on the results of a comprehensive investigation," according to EGBT Board member Meyer Berman.

         EGBT has retained the law firm of Fulbright & Jaworski L.L.P., which has engaged the services of Deloitte & Touche LLP to conduct an investigation of business practices and financial accounting controls and identify opportunities for improvement in EGBT's accounting practices.

         EGBT is currently in discussions with potential investors to provide additional financing for the company.


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